RISK MANAGEMENT AND FINANCIAL INSTRUMENTS (Details) (Designated as a net investment hedge, US$ denominated) In Billions, unless otherwise specified	Dec. 31, 2012 USD ($)	Dec. 31, 2012 CAD	Dec. 31, 2011 USD ($)	Dec. 31, 2011 CAD
Risk management and financial instruments
Debt carrying value	$ 11.2	11.1	$ 9.8	10.0
Debt fair value	$ 14.4	14.3	$ 12.5	12.7